                                                 THIS CONFORMING PAPER
                                                 FORMAT DOCUMENT IS BEING
                                                 SUBMITTED PURSUANT TO
                                                 RULE 901(D) OF REGULATION S-T




                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 13, 1994



                             St. Paul Bancorp, Inc.
            (Exact name of registrant as specified in its charter)


       Delaware                    01-15580                 36-3504665
       (State or other             (Commission              (IRS Employer
       jurisdiction of             File Number)            Identification
       incorporation)                                        No.)



       6700 West North Avenue
       Chicago, Illinois                                        60635
       (Address of principal executive office)               (Zip Code)


       Registrant's telephone number, including area code: (312) 622-5000


                                  Not Applicable
         (Former name or former address, if changed since last report)




                                                              Page 1 of 3 Pages.
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Item 5.  Other Events

         On January 13, 1994 St. Paul Bancorp, Inc. (the "Company") announced that it intends to repurchase up to 984,000 shares (approximately 5%) of its currently outstanding common stock over the next six months in the open market (and privately negotiated transactions).

         A copy of the press release dated January 13, 1994 is attached as an exhibit.
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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    ST. PAUL BANCORP, INC.
                                                    (Registrant)



                                                    /s/ Patrick J. Agnew
                                                    Patrick J. Agnew
                                                    President



Attest:



 /s/ Clifford M. Sladnick
Clifford M. Sladnick
Senior Vice President, General
Counsel and Corporate Secretary




Date:  January 14, 1994